                                                                    EXHIBIT 3.99

                        [UNITED STATES OF AMERICA LOGO]
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               LANSING, MICHIGAN

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

                                  In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 5th day of August, 2003

                                                      /s/ [ILLEGIBLE], Director

                                                   Bureau of Commercial Services

GOLD SEAL APPEARS ONLY ON ORIGINAL

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                     Date Received
                                                           MAY 03 1990
EFFECTIVE DATE:

         CORPORATION IDENTIFICATION NUMBER 399 - 060

                            ARTICLES OF INCORPORATION

                     FOR USE BY DOMESTIC PROFIT CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following articles:

ARTICLE 1

The name of the corporation is:

                           NEW-CO. OF WESTERN MICHIGAN

ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

The nature of the business & the objects & purposes to be transacted, promoted, or carried on by the corporation are to rent & lease to the general public trailers, semi-trailers, trucks, passenger automobiles & other equipment, tools machinery, vehicles & property of any & every description, to purchase or otherwise acquire & operate any facilities useful for the conduct of the business enterprises of this corporation; and to do or carry out all acts or activities & exercise all lawful corporate powers necessary or proper to accomplish the foregoing purposes.

ARTICLE III

The total authorized capital stock is:

1.       Common Shares 2,500 Par Value Per Share $10.00

         Preferred Shares ___________ Par Value Per Share $________

and/or shares without par value as follows:

2.       Common Shares _____________ Stated Value Per Share $________

         Preferred Shares ___________Stated Value Per Share $_______

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.       The address of the registered office is:

     615 Griswold Street,         Detroit,                  Michigan    48226
---------------------------------------------------------,           -----------
   (Street Address)                            (City)                [ILLEGIBLE]

2.       The mailing address of the registered office if different than above:

                                                            Michigan
---------------------------------------------------------,           -----------
   [ILLEGIBLE]                          (City)                       [ILLEGIBLE]

3. The name of the resident agent at the registered office is: The Corporation Company

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

NAME                                 Residence or Business Address
MR. John A. Lorentz                 2721 N. Central Avenue, Phoenix, Az. 85004
-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
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

ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII  (OPTIONAL DELETE IF NOT APPLICABLE)

Any action required or permitted by the act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

GOLD SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

[ILLEGIBLE] the incorporator sign my [ILLEGIBLE] name this 25th day of April, 1990.

/s/ John A. Lorentz
---------------------------------------      -----------------------------------
 John A. Lorentz, Incorporator
---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING       Name of person or
ADDRESS INDICATED IN THE BOX BELOW. Include         Organization
name, street and number (or P.O. box), city,        remitting less:
state and ZIP code.
                                                    Blanche I. Passolt

                                                    (602) 263-6645
U-Haul International, Inc.                          Prepare's  name and business
2727 N.  Central Avenue, POB 21502                  telephone number:
Phoenix,  Arizona 85031                             Blanche I.  Passolt

Attention: Legal Department                         (602) 263-6645
           Blanche I.  Passolt

                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended. The articles of incorporation cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

         Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

4. Article I -- The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
         "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd.".

5. Article II -- State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act. it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Act. The Act requires, however, that educational corporations state their specific purposes.

6. Article III (2) -- The Act requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in item 2 of article III or in a written statement accompanying the articles of incorporation.

7. Article IV -- A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

8. Article V -- The Act requires one or more incorporators. The address(es) should include a street number and name (or other designation), city and state.

9. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

10. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

11. The articles must be signed in ink by each incorporator. The names of the incorporators as set out in article V should correspond with the signatures.

12.      FEES: Filing fee.................................................................   $10.00
               Franchise fee -- 1/2 mill (.0005) on each dollar of authorized
               capital stock, with a minimum franchise fee of ............................   $25.00
               Total minimum fees (Make remittance payable to State of Michigan)..........   $35.00

13.      Mail form and fee to:

                  Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing. MI 48909. Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

                       (For Use by Domestic Corporations)
                            CERTIFICATE OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                          By all of the Incorporators

                                  [ILLEGIBLE]

MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

       Date Received

       OCT 15, 1990

                           CORPORATION NUMBER 399-060

         THE UNDERSIGNED INCORPORATOR(S). For the purpose of amending the original Articles of Incorporation, does (do) hereby execute the following Certificate of Amendment, pursuant to the provisions of Sections 611 (1) and 631
(1) of Act 284, Public Acts of 1972, as amended.

1.       The name of the corporation is NEW CO. OF WESTERN MICHIGAN

         The location of the registered office is

     615 Griswold Street          Detroit                      48226
    --------------------      ---------------               -------------
      (No. and Street)        (Town or City)     Michigan    (Zip Code)

2. Article I of the Articles of Incorporation is hereby amended to read as follows:

         (Any article being amended is required to be set forth in its entirety.)

                                    ARTICLE I

                  The name of the corporatiaon shall be:

                  U-HAUL CO. OF WESTERN MICHIGAN.

3. The foregoing amendment was adopted by the unanimous consent of the incorporator(s) before the first meeting of the board of directors.

4.       Signed this 11th day of October 1990.

5.       Signatures of (ALL OF) the incorporator(s):

/s/ John A. Lorentz
---------------------------------------      -----------------------------------
 John A. Lorentz, Incorporator
---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

                                              (See Instructions on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

MAIL RETURNED COPY TO:
        (PIN IN NAME AND ADDRESS HERE)
                                                         Telephone:
       U-Haul International, Inc.                            Area Code (602)
       2721 N. Central Avenue                                Number 273-6645
       Phoenix, Arizona 85004

       Attn: Legal Dept., Blanche I. Passolt

                          INFORMATION AND INSTRUCTIONS

                Certificate of Amendment -- Domestic Corporations

1. Submit one original copy of the Certificate of Amendment. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned us evidence of the filing. Please complete the box above to refelect the name, street and number (or P.O. Box), city, state and zip code to which the copy is to be returned.

         Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.       This form may be used by both profit and non-profit corporations.

3. An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Certificate of Amendment.

4. The Certificate of Amendment is required to be signed in ink by all of the incorporators. Please type name under each signature.

5.       FEES: Filling Fee.............................................. $10.00
               Franchise Fee (payable only in case of increase in authorized capital stock) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock ...

6.       Mail form and fee to:

               Michigan Department of Commerce
               Corporation and Securities Bureau
               Corporation Division
               P.O. Box 30054
               Lansing. Michigan 48909
               (Tel. 517-373-0493)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                       (For Use by Domestic Corporations)
                            CERTIFICATE OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                          By all of the Incorporators

                            [ILLEGIBLE]

MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

       Date Received

       DEC 26 1990

                           CORPORATION NUMBER 399-060

         THE UNDERSIGNED INCORPORATOR(S). for the purpose of amending the original Articles of Incorporation, does (do) hereby execute the following Certificate of Amendment, pursuant to the provisions of Sections 611 (1) and 631
(1) of act 284, Public Acts of 1972, as amended.

1. The name of the corporation is U-Haul Co. of Western Michigan The location of the registered office is

     615 Griswold Street          Detroit                      48226
    --------------------      ---------------   Michigan   --------------
      (No. and Street)         (Town or City)                (Zip Code)

2. Article I of the Articles of Incorporation is hereby amended to read as follows:

         (Any article being amended is required to be set forth in its entirety.)

                                    ARTICLE I

         The name of the corporation is: U-HAUL CO. OF MICHIGAN.

3. The foregoing amendment was adopted by the unanimous consent of the incorporator before the first meeting of the board of directors.

4.       Signed this 19th day of December, 1990

5.       Signatures of (ALL OF) the incorporator(s):

/s/ John A. Lorentz
---------------------------------------      -----------------------------------
 John A. Lorentz, Incorporator
---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

                                              (See Instructions on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

MAIL RETURNED COPY TO:
        (PIN IN NAME AND ADDRESS HERE)
                                                         Telephone:
       U-Haul International, Inc.                            Area Code (602)
       2721 N. Central Avenue                                Number 273-6645
       Phoenix, Arizona 85004

       Attention: Blanche Passolt, Legal Dept.

                          INFORMATION AND INSTRUCTIONS

                Certificate of Amendment -- Domestic Corporations

1. Submit one original copy of the Certificate of Amendment. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned as evidence of the filing. Please complete the box above to reflect the name, street and number (or P.O. Box), city, state and zip code to which the copy is to be returned.

         Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.       This form may be used by both profit and non-profit corporations.

3. An effective date, not later than 90 days subsequent to the date of filing, may be stated in the Certificate of Amendment.

4. The Certificate of Amendment is required to be signed in ink by all of the incorporators. Please type name under each signature.

5.       FEES: Filing Fee.................................................$10.00
               Franchise Fee (payable only in case of increase in authorized capital stock) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock...

6.       Mail form and fee to:

               Michigan Department of Commerce
               Corporation and Securities Bureau
               Corporation Division
               P.O. Box 30054
               Lansing, Michigan 48909
               (Tel. 517-373-0493)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                      PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 5th day of April, 1991, entered into/by U-Haul Co. of Michigan, the surviving corporation and Novi Mfg. Co., and U-Haul Co. of Detroit, the absorbed Corporations, all Michigan corporations and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Michigan which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                                NUMBER OF
                              NUMBER OF           SHARES          NUMBER           NUMBER
    COMPANY                    SHARES          ENTITLED TO        VOTED            VOTED
     NAME                   OUTSTANDING           VOTE             FOR            AGAINST
----------------------------------------------------------------------------------------------
U-HAUL CO. OF
MICHIGAN                       500                500              500              -0-

NOVI MFG. CO.                  500                500              500              -0-

U-HAUL CO. OF
DETROIT                        500                500              500              -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the States of Michigan, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Michigan.

                                       VI

         The surviving Corporation hereby irrevocable appoints The Corporation Company, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                      VIII

         The effective date of the merger shall be January 1, 1991, for accounting purposes only.

                      Surviving Corporation:  U-HAUL CO. MICHIGAN
                                              A Michigan Corporation

                             By: /s/ John A. Lorentz
                                 -----------------------------------------------
                                 John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

                      Absorbed corporation:   NOVI MFG. CO.
                                              A Michigan Corporation

                             By: /s/ John A. Lorentz
                                 -----------------------------------------------
                                 John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

                      Absorbed Corporation:    U-HAUL CO. OF DETROIT
                                               A Michigan Corporation

                             By: /s/ John A. Lorentz
                                 -----------------------------------------------
                                 John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------------
    Gary V. Klinefelter, Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

STATE OF ARIZONA

COUNTY OP MARICOPA

         On this 1st day of April, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Michigan, a Michigan Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                   /s/ Blanche I. Passolt
                                                  ------------------------------
                                                          NOTARY PUBLIC

(NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 1st day of April, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of Novi Mfg. Co., and U-Haul Co. of Detroit, both Michigan Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                   /s/ Blanche I. Passolt
                                                  ------------------------------
                                                          NOTARY PUBLIC

(NOTARY SEAL)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

               Blanche I. Passolt
               U-Haul International
               P.O. Box 21502
               Phoenix, AZ 85036-1502

GOLD SEAL APPEARS ONLY ON ORIGINAL

[CT SYSTEM LOGO]

CT SYSTEM

May 5, 1993

C T CORPORATION SYSTEM     Thomas Pierson, Deputy Director
1633 Broadway              Michigan Department of Commerce
New York, NY 10019         Corporation & Security Bureau
2122465070                 6546 Mercantile Way
                           Lansing, Michigan 48909

                           RE: CHANGE OF REGISTERED OFFICE ADDRESS

                           Dear Mr. Pierson,

                           This letter is to certify that The Corporation Company has changed its address from: 615 Griswold Street, Detroit, Michigan 48226 to: 30600 Telegraph Road, Bingham Farms, Michigan 48025. We will notify all active corporations for which The Corporation Company is the resident agent of this change of address.

                           Enclosed is our check for $52,000.00 to cover the filing fee for the 10,294 active profit and non-profit corporations for which your records indicate The Corporation Company is agent. This payment will include the fee for providing us with an alphabetical listing of the names of all the corporations for which the registered office has been changed. Also included in this payment is the fee for a clean-up list which we will request within 30 days of the filing.

                           Please confirm in writing the date that this change was effectuated on your records.

                           Thank you in advance for your cooperation in this matter.

                           Very truly yours,

                           /s/ Kenneth J. Uva
                           --------------------------------------
                           Kenneth J. Uva
                           Vice President

                           KJU:mh
                           encl.

                           Sworn before me this 5th day of May, 1993.

                                  [ILLEGIBLE]

                                               CORPORATION AND SECURITIES BUREAU

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                                          1 of 3

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                                  (FOR BUREAU USE ONLY)

                                    This document is effective on the date
                                    filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                              EXPIRATION DATE: DECEMBER 31, 2005

Name :

U-Haul International, Inc. Attn: Heather Gregg,  Legal Dept.

Address:

2727 N. Central Ave.        PO Box 21502

City                         State                Zip Code
Phoenix                       AZ                 85036-1502

Document will be returned to the name and address you enter above.
     If left blank document will be mailed to the registered office.

                           CERTIFICATE OF ASSUMED NAME
  For use by Corporations, Limited Partnerships and Limited Liability Companies
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations). Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

         U-Haul Co. of Michigan

2.       The identification number assigned by the Bureau is: 399060

3.       The assumed name under which business is to be transacted is:

         U-Haul Co. of Central Michigan

4.       This document is hereby signed as required by the Act.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

               Signed this 15 day of June, 2000

               By: /s/ Gary Klinefelter
                   -------------------------------------------------
                                     (Signature)

               Gary Klinefelter               Secretary
              -------------------------------------------------------
               (Type of Print Name)           (Type of Print Title)

--------------------------------------------------------------------------------
(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                                          2 of 3

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                                    (FOR BUREAU USE ONLY)

                                    This document is effective on the date
                                    filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                              EXPIRATION DATE: DECEMBER 31, 2005

Name :

U-Haul International, Inc. Attn: Heather Gregg, LEGAL, Dept.

Address:

2727 N. Central Ave.        PO Box 21502

City                         State                Zip Code
Phoenix                       AZ                 85036-1502

Document will be returned to the name and address you enter above.
     If left blank document will be mailed to the registered office.

                           CERTIFICATE OF ASSUMED NAME
  For use by Corporations, Limited Partnerships and Limited Liability Companies
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations). Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

         U-Haul Co. of Michigan

2.       The identification number assigned by the Bureau is: 399060

3.       The assumed name under which business is to be transacted is:

         U-Haul Co. of Detroit

4.       This document is hereby signed as required by the Act.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

               Signed this 15 day of June, 2000

               By: /s/ Gary Klinefelter
                   -------------------------------------------------
                                     (Signature)

               Gary Klinefelter               Secretary
              -------------------------------------------------------
               (Type of Print Name)           (Type of Print Title)

--------------------------------------------------------------------------------
(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                                          3 of 3

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                                    (FOR BUREAU USE ONLY)

                                    This document is effective on the date
                                    filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                              EXPIRATION DATE: DECEMBER 31, 2005

Name :

U-Haul International, Inc. Attn: Heather Gregg, LEGAL, Dept.

Address:

2727 if. Central Ave.        PO Box 21502

City                         State                Zip Code

Phoenix                       AZ                 85036-1502

Document will be returned to the name and address you enter above.
     If left blank document will be mailed to the registered office.

                           CERTIFICATE OF ASSUMED NAME
  For use by Corporations, Limited Partnerships and Limited Liability Companies
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284. Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations). Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

         U-Haul Co. of Michigan

2.       The identification number assigned by the Bureau is: 399060

3.       The assumed name under which business is to be transacted is:

         U-Haul Co. of Western Michigan

4.       This document is hereby signed as required by the Act.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

               Signed this 15 day of June, 2000

               By: /s/ Gary Klinefelter
                   -------------------------------------------------
                                    (Signature)

               Gary Klinefelter               Secretary
              -------------------------------------------------------
               (Type of Print Name)           (Type of Print Title)

--------------------------------------------------------------------------------
(Limited Partnership Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL